Exhibit 24-a

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to up to $6,950,000,000 of debt securities (the "Securities") to be issued by the Company.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

         /S/ F. Duane Ackerman                         June 28, 2004
--------------------------------------        ------------------------------
               F. Duane Ackerman                            Date
      Chairman of the Board, President
      Chief Executive Officer, Director
         (Principal Executive Officer)


           /S/ Ronald M. Dykes                          June 28, 2004
---------------------------------------     ------------------------------------
               Ronald M. Dykes                              Date
             Chief Financial Officer
         (Principal Financial Officer)


          /S/ W. Patrick Shannon                        June 29, 2004
---------------------------------------      -----------------------------------
             W. Patrick Shannon                             Date
         Vice President - Finance
      (Principal Accounting Officer)

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to up to $6,950,000,000 of debt securities (the "Securities") to be issued by the Company.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


          /S/  Reuben V. Anderson                         June 28, 2004
--------------------------------------------    -----------------------------
               Reuben V. Anderson                             Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to up to $6,950,000,000 of debt securities (the "Securities") to be issued by the Company.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


             /S/ James H. Blanchard                       June 28, 2004
---------------------------------------        -------------------------------
               James H. Blanchard                             Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to up to $6,950,000,000 of debt securities (the "Securities") to be issued by the Company.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


            /S/ J. Hyatt Brown                       June 28, 2004
---------------------------------------     -----------------------------------
               J. Hyatt Brown                             Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to up to $6,950,000,000 of debt securities (the "Securities") to be issued by the Company.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


       /S/ Armando M. Codina                           June 28, 2004
-------------------------------------        -----------------------------------
          Armando M. Codina                                 Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to up to $6,950,000,000 of debt securities (the "Securities") to be issued by the Company.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


       /S/ Kathleen F. Feldstein                         June 28, 2004
-------------------------------------        -----------------------------------
           Kathleen F. Feldstein                              Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to up to $6,950,000,000 of debt securities (the "Securities") to be issued by the Company.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


       /S/ James P. Kelly                                  June 28, 2004
--------------------------------------------        ---------------------------
          James P. Kelly                                        Date
                Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to up to $6,950,000,000 of debt securities (the "Securities") to be issued by the Company.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /S/ Leo F. Mullin                              June 28, 2004
---------------------------------------      -----------------------------------
            Leo F. Mullin                                    Date
               Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to up to $6,950,000,000 of debt securities (the "Securities") to be issued by the Company.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /S/ Robin B. Smith                                June 28, 2004
-------------------------------------                  ---------------------
            Robin B. Smith                                    Date
              Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") on Form S-3 related to up to $6,950,000,000 of debt securities (the "Securities") to be issued by the Company.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


      /S/ William S. Stavropoulos                    June 28, 2004
---------------------------------------     -----------------------------------
         William S. Stavropoulos                          Date
                  Director